Exhibit 99.2

Preserver Group, Inc.
and Subsidiaries

Condensed Consolidated
Financial Statements

Nine Months Ended September 30, 2006 and 2005

Preserver Group, Inc.
and Subsidiaries

Condensed Consolidated
Financial Statements
Nine Months Ended September 30, 2006 and 2005

Preserver Group, Inc.
and Subsidiaries

Contents

Independent accountants’ review report	3

Financial statements:
Condensed consolidated balance sheets	4
Unaudited condensed consolidated statements of income and comprehensive income	5
Unaudited condensed consolidated statements of changes in stockholders’ equity	6
Unaudited condensed consolidated statements of cash flows	7
Notes to unaudited condensed consolidated financial statements	8-20

Independent Accountants’ Review Report

To the Board of Directors and Stockholders of
Preserver Group, Inc. and Subsidiaries

We have reviewed the accompanying condensed consolidated balance sheet of Preserver Group, Inc. and Subsidiaries (the “Company”) as of September 30, 2006, and the related condensed consolidated statements of income and comprehensive income, changes in stockholders’ equity and cash flows for the nine-month periods ended September 30, 2006 and 2005 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. These interim financial statements are the responsibility of the Company’s management.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying condensed consolidated interim financial statements in order for them to be in conformity with generally accepted accounting principles.

We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the consolidated balance sheet of the Company as of December 31, 2005, and the related consolidated statements of income and comprehensive income, changes in stockholders’ equity and cash flows for the year then ended and in our report dated March 15, 2006, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying condensed consolidated balance sheet as of December 31, 2005 is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.

/s/ BDO Seidman, LLP

New York, New York

December 20, 2006

Preserver Group, Inc.
and Subsidiaries

Condensed Consolidated Balance Sheets
(000’s omitted, except share par value)

	September 30, 2006	December 31, 2005
	(unaudited)
Assets
Securities available-for-sale, at fair value:
Fixed maturities (amortized cost of $113,756 and $129,615, respectively)	$110,092	$125,706
Equity securities (cost of $84)	884	884
Mortgage loans (amortized cost of $10 and $17, respectively)	10	17
Cash and cash equivalents	10,184	5,352
Premiums receivable (net of allowance for doubtful accounts of $227 and $288, respectively)	28,257	28,767
Reinsurance recoverable on:
Paid losses and loss expenses	5,471	5,101
Unpaid losses and loss expenses	22,756	18,514
Deferred policy acquisition costs	13,220	13,140
Fixed assets, net	5,938	5,417
Prepaid reinsurance premiums	3,572	3,924
Deferred tax asset	8,027	8,636
Goodwill	1,424	1,424
Federal income tax recoverable	321	321
Other assets	2,304	3,222
	$212,460	$220,425
Liabilities and Stockholders’ Equity
Liabilities:
Unpaid losses and loss expenses	$88,700	$93,623
Unearned premiums	41,344	42,573
Commissions payable	6,246	7,035
Accounts payable and accrued expenses	4,110	6,860
Long-term debt obligations	42,754	42,754
Total liabilities	183,154	192,845
Commitments and contingencies
Stockholders’ equity:
Common stock, par value $.50 per share: authorized – 10,000 shares; issued and outstanding – 2,124 shares	1,062	1,062
Additional paid-in capital	888	888
Accumulated other comprehensive loss	(1,918)	(2,012)
Retained earnings	29,274	27,642
Total stockholders’ equity	29,306	27,580
	$212,460	$220,425

See accompanying independent accountants’ review report and
notes to unaudited condensed consolidated financial statements.

Preserver Group, Inc.
and Subsidiaries

Unaudited Condensed Consolidated Statements of Income and
Comprehensive Income
(000’s omitted)

Nine months ended September 30,	2006	2005
Revenues:
Insurance premiums (net of ceded premiums: 2006 - $8,845 and 2005 - $9,799)	$56,593	$62,033
Net investment income	3,878	3,902
Realized gains (losses) on sales of investments	5	(3)
Other revenues	277	798
Total revenues	60,753	66,730
Losses and expenses:
Insurance losses and loss expenses incurred (net of ceded losses: 2006 - $8,760 and 2005 - $8,226)	30,169	35,390
Operating expenses	25,365	26,526
Interest expense	3,047	2,666
Total losses and expenses	58,581	64,582
Income before (provision) benefit for Federal income taxes	2,172	2,148
(Provision) benefit for Federal income taxes	(540)	3,043
Net income	1,632	5,191
Other comprehensive income, net of tax:
Unrealized holding gains (losses) on securities available-for-sale	97	(1,129)
Reclassification adjustment for (gains) losses included in earnings	(3)	2
Comprehensive income	$1,726	$4,064

See accompanying independent accountants’ review report and
notes to unaudited condensed consolidated financial statements.

Preserver Group, Inc.
and Subsidiaries

Unaudited Condensed Consolidated Statements of Changes in Stockholders’ Equity
(000’s omitted)

	Common stock			Accumulated other
	Number of		Additional	comprehensive	Retained
Nine months ended September 30, 2005	shares	Amount	paid-in capital	loss	earnings	Total
Balance, January 1, 2005	2,124	$1,062	$888	$(6,107)	$29,675	$25,518
Other comprehensive loss	—	—	—	(1,127)	—	(1,127)
Net income	—	—	—	—	5,191	5,191
Balance, September 30, 2005	2,124	$1,062	$888	$(7,234)	$34,866	$29,582

	Common stock			Accumulated other
	Number of		Additional	comprehensive	Retained
Nine months ended September 30, 2006	shares	Amount	paid-in capital	loss	earnings	Total
Balance, January 1, 2006	2,124	$1,062	$888	$(2,012)	$27,642	$27,580
Other comprehensive income	—	—	—	94	—	94
Net income	—	—	—	—	1,632	1,632
Balance, September 30, 2006	2,124	$1,062	$888	$(1,918)	$29,274	$29,306

See accompanying independent accountants’ review report and
notes to unaudited condensed consolidated financial statements.

Preserver Group, Inc.
and Subsidiaries

Unaudited Condensed Consolidated Statements of Cash Flows
(000’s omitted)

Nine months ended September 30,	2006	2005
Cash flows from operating activities:
Net income	$1,632	$5,191
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization of fixed assets	1,277	1,397
Amortization of bond discount	650	836
Loss (gain) on sale of investments	(5)	3
Change in assets and liabilities:
Premium receivable	510	3,684
Deferred policy acquisition costs	(80)	1,415
Prepaid reinsurance premium	352	1,152
Federal income tax - current liability	—	(2,419)
Federal income tax - deferred liability	540	(246)
Federal income tax recoverable	—	(3,116)
Reinsurance recoverable	(4,612)	2,042
Other assets	918	86
Unpaid loss and loss expenses	(4,923)	(10,078)
Unearned premium	(1,229)	(7,151)
Commission payable	(789)	(1,749)
Other liabilities	(2,750)	(1,712)
Net cash used in operating activities	(8,509)	(10,665)
Cash flows from investing activities:
Sale of investments	25,768	23,986
Purchase of investments	(10,629)	(16,624)
Purchase of fixed assets	(1,798)	(2,222)
Net cash provided by investing activities	13,341	5,140
Net increase (decrease) in cash and cash equivalents	4,832	(5,525)
Cash and cash equivalents, beginning of period	5,352	12,535
Cash and cash equivalents, end of period	$10,184	$7,010
Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$3,014	$2,684
Income taxes paid	—	3,000

See accompanying independent accountants’ review report and
notes to unaudited condensed consolidated financial statements.

Preserver Group, Inc.
and Subsidiaries

Notes to Unaudited Condensed Consolidated Financial Statements
(000’s omitted)

1.	Business

The consolidated financial statements of Preserver Group, Inc. (the “Company”) include its accounts and those of its wholly-owned subsidiary companies. The Company’s insurance subsidiaries, Preserver Insurance Company (“Preserver”), Mountain Valley Indemnity Company (“Mountain Valley”) and North East Insurance Company (“North East”) are collectively referred to as the “Insurance Companies.”

The Company is a New Jersey corporation which owns the Insurance Companies. The Insurance Companies engage in property and casualty insurance, principally small commercial, private passenger automobile and homeowners’ insurance, produced by independent agents. The Company generates substantially all of its revenues from its insurance operations.

2.	Basis of Reporting

The accompanying condensed consolidated balance sheet as of December 31, 2005 (which has been derived from audited financial statements), the condensed unaudited consolidated balance sheet as of September 30, 2006 and the unaudited September 30, 2005 and 2006 condensed consolidated statements of operations and comprehensive income, changes in stockholders’ equity and cash flows have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and note disclosures normally included in annual financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to those rules and regulations. In the opinion of management, the unaudited condensed consolidated financial statements contain all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation of the consolidated financial position, results of operations and cash flows for the periods presented.

See accompanying independent accountants’ review report.

These condensed consolidated financial statements are unaudited and should be read in conjunction with the audited consolidated financial statements of the Company for the year ended December 31, 2005. A summary of more significant accounting policies is set forth in the notes to those audited consolidated financial statements. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The condensed consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries.

All significant intercompany transactions and accounts have been eliminated in the consolidated financial statements.

3.	Recent Accounting Pronouncements

In February 2006, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 155, “Accounting for Certain Hybrid Financial Instruments”. SFAS No. 155 amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, and allows an entity to remeasure at fair value a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcations from the host if the holder irrevocably elects to account for the whole instrument on a fair value basis. Subsequent changes in the fair value of the instrument would be recognized in earnings. SFAS No. 155 also removed an exception included in an interpretation of SFAS No. 133 (Implementation Issue No. B39) that kept holders of mortgage-backed securities from testifying for the need to bifurcate the value embedded in the mortgage-backed securities related to the ability to prepay. The FASB is currently reviewing the removal of such exception. SFAS No. 155 is effective for financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after

See accompanying independent accountants’ review report.

September 15, 2006. The Company has not yet determined the estimated impact on its financial condition or results of operations, if any, of adopting SFAS No. 155 which becomes effective in 2007.

In July 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”), an interpretation of SFAS No. 109. FIN 48 establishes the threshold for recognizing the benefits of tax-return positions in the financial statements as more-likely-than-not to be sustained by the taxing authorities, and prescribes a measurement methodology for those positions meeting the recognition threshold. The Company has not yet determined the estimated impact on its financial condition or results of operations, if any, of adopting FIN 48 which becomes effective in 2007.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in GAAP, and enhances disclosures about fair value measurements. SFAS No. 157 applies when other accounting pronouncements require fair value measurements; it does not require new fair value measurements. The Company has not yet determined the estimated impact on its financial condition or results of operations, if any, of adopting SFAS No. 157 which becomes effective in 2007.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Post- Retirement Plans”. This statement requires an employer to recognize the over-funded or under-funded status of a defined benefit post-retirement plan and to recognize changes in the funded status in the year of change through comprehensive income. The statement is effective as of the end of the fiscal year ending after December 31, 2006. The Company currently does not have any benefit plans subject to this new statement and, therefore, expects no impact to its results of operations or financial position.

See accompanying independent accountants’ review report.

4.	Investments

The amortized cost and fair value of investments are as follows:

September 30, 2006	Gross amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Fixed maturities:
U.S. Government securities	$28,956	$85	$(1,586)	$27,455
Mortgage and asset-backed securities	39,411	37	(1,346)	38,102
Corporate securities	33,266	66	(839)	32,493
Municipal securities	12,123	35	(116)	12,042
Total fixed maturities	113,756	223	(3,887)	110,092
Equity securities	84	800	—	884
Mortgage loans	10	—	—	10
	$113,850	$1,023	$(3,887)	$110,986

December 31, 2005	Gross amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Fixed maturities:
U.S. Government securities	$36,001	$30	$(1,505)	$34,526
Mortgage and asset-backed securities	46,201	61	(1,346)	44,916
Corporate securities	38,021	101	(1,096)	37,026
Municipal securities	9,291	47	(100)	9,238
Total fixed maturities	129,514	239	(4,047)	125,706
Equity securities	84	800	—	884
Mortgage loans	17	—	—	17
	$129,615	$1,039	$(4,047)	$126,607

See accompanying independent accountants’ review report.

Net investment income by category of investments consisted of the following:

Nine months ended September 30,	2006	2005
Fixed maturities	$3,753	$3,946
Other principally short-term investments	361	161
Total investment income	4,114	4,107
Investment expenses	(236)	(205)
Net investment income	$3,878	$3,902

See accompanying independent accountants’ review report.

The Company evaluated the unrealized loss position for various securities and deemed them to be temporarily impaired. Positive evidence considered in reaching the Company’s conclusion that the investments in an unrealized loss position are not other-than-temporarily impaired consisted of: (1) there were no specific events related to the credit risk of the issuer which caused concerns; (2) there were no past due interest payments; (3) there has been a rise in market prices; (4) the Company’s ability and intent to retain the investment for a sufficient amount of time to allow an anticipated recovery in the market value; and (5) the Company also determined that the changes in market value were considered normal in relation to overall fluctuations in interest rates.

The table below summarizes the gross unrealized losses of fixed maturity and equity securities as of September 30, 2006 based on the duration that the security has remained in an unrealized loss position:

	Less than 12 months		12 months or longer		Total
	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
U.S. Government securities	$—	$—	$26,009	$(1,586)	$26,009	$(1,586)
Mortgage and asset-backed securities	570	(2)	35,008	(1,344)	35,578	(1,346)
Corporate securities	983	(4)	20,932	(835)	21,915	(839)
Municipal securities	—	—	9,310	(116)	9,310	(116)
Total	$1,553	$(6)	$91,259	$(3,881)	$92,812	$(3,887)

See accompanying independent accountants’ review report.

The table below summarizes the gross unrealized losses of fixed maturity and equity securities as of December 31, 2005, based on the duration that the security has remained in an unrealized loss position:

	Less than 12 months		12 months or longer		Total
	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
U.S. Government securities	$1,841	$(17)	$22,118	$(1,488)	$23,959	$(1,505)
Mortgage and asset-backed securities	8,979	(217)	32,079	(1,129)	41,058	(1,346)
Corporate securities	3,573	(38)	26,470	(1,058)	30,043	(1,096)
Municipal securities	8,684	(85)	618	(15)	9,302	(100)
Total	$23,077	$(357)	$81,285	$(3,690)	$104,362	$(4,047)

See accompanying independent accountants’ review report.

5.            Long-Term Debt Obligations

Long-term debt obligations consist of the following:

	September 30, 2006	December 31, 2005
Convertible senior debentures	$10,000	$10,000
Notes payable	11,500	11,500
Convertible subordinated debentures	9,254	9,254
Junior subordinated debentures	12,000	12,000
	$42,754	$42,754

In September 1999, the Company issued $10,000 of Convertible Subordinated Debentures (“Debentures”), in one series, under a plan previously approved by its stockholders. The Debentures are due on September 23, 2009 and bear an interest rate of 8.44%, which was 2.5% over the London Interbank Offered Rate (“LIBOR”), fixed as of September 23, 1999, the date the series was issued. At each holder’s option, the Debentures are convertible at any time, in whole or in part, into 646 of the Company’s common shares at the applicable conversion price of $15.49 per share. Interest paid on the Debentures was $781 in 2005 and 2004, respectively. After paydowns, all of the outstanding Debentures of $9,254 are now held by the Company’s 100% shareholders, a group which consists of three individuals (“Ownership Group”).

In February 2000, the Ownership Group extended unsecured debt financing (“Notes”) in the amount of $11,500 to the Company. The original maturity date was February 28, 2002; however, the Notes were amended twice to defer maturity. The first amendment effective February 28, 2003 extended the maturity to February 28, 2006 with an interest rate of 10.605%, and the second amendment effective May 28, 2005 extended the maturity to February 28, 2012 with an interest rate of 8.25%.

See accompanying independent accountants’ review report.

In October 2003, the Company issued $10,000 of Convertible Senior Debentures (“Senior Debentures”) to two members of the Ownership Group. At each holder’s option, the Senior Debentures are convertible at any time, in whole or in part, into 1,280 of Company’s common shares at the applicable conversion price of $7.75 per share.  The Senior Debentures mature October 30, 2023 and pay variable interest quarterly based on the three-month LIBOR, plus 600 basis points. The Senior Debentures had a weighted average interest rate of 9% and 7.5%.

In May 2004, the Company issued $12,000 in Junior Subordinated Notes (“Junior Notes”) to Preserver Capital Trust I (the “Trust”), a subsidiary of the Company. At the same time, the Trust sold trust preferred securities using the Wilmington Trust Company as trustee. The Junior Notes are redeemable in whole or in part on any interest payment date subsequent to May 24, 2009. They bear interest at a three-month LIBOR rate plus 4.25%, with a cap of 12.50% through May 24, 2009. The Company incurred loan origination costs of $368 which are being amortized over the term of the Junior Notes. The Junior Notes had a weighted average interest rate of 8% and 6%.

6.            Income Taxes

The Company and its insurance subsidiaries participate in a tax-sharing arrangement. Under this agreement, income taxes are allocated based upon separate return calculations with current credit for losses. Intercompany tax balances are settled annually.

See accompanying independent accountants’ review report.

Income tax (expense) benefit for the nine months ended September 30, 2006 was $(540) compared to $3,043 for the same period of 2005. The following table reconciles the Company’s statutory federal income tax rate to its effective tax rate (in thousands):

September 30,	2006	2005
Income tax provision at prevailing corporate income tax rates applied to pretax income	$738	$731
Increase (decrease) in:
Tax-exempt interest	(97)	(86)
Prior year adjustments	14	(398)
Net operating loss recapture	—	(3,245)
Other	(115)	21
AMT credit utilized	—	(66)
Net income tax provision (benefit)	$540	$(3,043)
GAAP effective tax rate	24.9%	(141.7)%

7.            Litigation

The Company’s insurance subsidiaries are named as defendants in various legal actions arising principally from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating the loss and LAE reserves. The Company’s management believes the resolution of those actions will not have a material adverse effect on the Company’s financial position or results of operations.

See accompanying independent accountants’ review report.

8.            Segment Information

SFAS No. 131, “Disclosures About Segments of an Enterprise and Related Information,” requires that companies report certain information about their operating segments in the interim and annual financial statements, including information about the products and services from which revenues are derived, the geographic areas of operation and information regarding major customers. SFAS No. 131 defines operating segments based on internal management reporting and management’s decisions about assessing performance and allocating resources.

The Company considers the financial results of each of the individual Insurance Companies a separate segment:

Period ended September 30,	2006	2005
Revenues:
Insurance Companies:
Preserver	$28,194	$29,709
Mountain Valley	14,531	18,696
North East	17,913	17,738
Total Insurance Companies	60,638	66,143
Preserver Group, Inc.	115	587
Total consolidated group	$60,753	$66,730

See accompanying independent accountants’ review report.

Period ended September 30,	2006	2005
Net income from consolidated operations:
Insurance Companies:
Preserver	$2,507	$271
Mountain Valley	(109)	(504)
North East	362	1,820
Total Insurance Companies	2,760	1,587
Preserver Group, Inc.	(1,128)	3,604
Total consolidated group	$1,632	$5,191

A summary of the Company’s total assets by each segment follows:

	September 30, 2006	December 31, 2005
Insurance Companies:
Preserver	$125,497	$117,720
Mountain Valley	41,543	40,575
North East	44,393	38,677
Total Insurance Companies	211,433	196,972
Preserver Group, Inc.	1,027	23,453
Total consolidated group	$212,460	$220,425

See accompanying independent accountants’ review report.

9.            Pension Plan

The Company maintains a defined contribution plan for substantially all employees. Employer contributions in the amount of $181 and $180, respectively, were made by the Company during the nine months ended September 30, 2006 and 2005 for its employees and charged to expense.

The Company also maintains a non-qualified deferred compensation plan for certain executive employees. Employer contributions of a discretionary amount are made by the Company. Contributions during the nine months ended September 30, 2006 and 2005 were minimal.

The Company had a noncontributory defined benefit plan (the “Plan”). The Company terminated the Plan effective October 31, 2004. The Company received the necessary governmental approval for termination of the Plan and settled all pension plan liabilities in October 2005 resulting in a loss on curtailment of $10,720 recognized during the fourth quarter of 2005.

10.          Subsequent Event

The stockholders of the Company have entered into an agreement on November 13, 2006 to sell all of the outstanding common stock of the Company to Tower Group, Inc. This agreement is subject to customary regulatory approvals.

See accompanying independent accountants’ review report.